UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 1, 2021

Date of report (date of earliest event reported)

Digi International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd., Suite 700
Hopkins, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

(952) 912-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 1, 2021, Digi International Inc. (“Digi”) completed the acquisition (the “Acquisition”) of all of the outstanding equity interests of Ventus Networks, LLC, Ventus Holdings, LLC, Ventus IP Holdings, LLC, Ventus Wireless Services, Inc., Ventus Wireless CA, Inc., and VClipz, Inc. (collectively, “Ventus”).

This Amendment No. 1 on Form 8-K/A is being filed by Digi to amend the current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 2, 2021 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report, including the required financial statements of Ventus, the required pro forma financial information, and incorporating, by reference, the Form 8-K filed on December 23, 2021, which discloses the third amended and restated credit agreement (“the Credit Agreement”) with BMO Harris Bank N.A (“BMO”). Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01	Financial Statements and Exhibits

(a)        Financial Statements of Businesses Acquired.

The consolidated financial statements of Ventus required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(b)       Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 and the unaudited pro forma condensed combined statements of operations of Digi and Ventus for the nine months ended June 30, 2021 and the year ended September 30, 2020, are attached as Exhibit 99.4 hereto and incorporated herein by reference.

(d)       Exhibits.

The following exhibits are provided herewith:

Exhibit No.	Description
2.1*†	Purchase Agreement dated as of November 1, 2021 by and among Keith Charette, Steven Glaser, The Keith R. Charette DE Incomplete – Gift Non-Grantor Trust, Ventus Networks, LLC, Ventus Holdings, LLC, Ventus IP Holdings, LLC, Ventus Wireless Services, Inc., Ventus Wireless CA, Inc., VClipz, Inc., and Digi International Inc.
10.1 * †	Second Amended and Restated Credit Agreement dated as of November 1, 2021, by and among Digi International Inc., as the Borrower, BMO Harris Bank N.A., as administrative agent and collateral agent, BMO Capital Markets Corp., as sole lead arranger and book runner, and the other lenders from time to time party thereto.
10.2*	Third Amended and Restated Credit Agreement dated December 22, 2021, by and among Digi International Inc. as the Borrower, BMO Harris Bank N.A., as the administrative agent and collateral agent, BMO Capital Markets Corp, as the sole lead arranger and book runner, and other lenders from time-to-time party thereto (incorporated by reference from Exhibit 10.1 to current report on Form 8-K filed December 23, 2021)
23.1	Consent of Reynolds + Rowella, LLP, Independent Auditors
99.1 †	Press Release dated November 2, 2021
99.2 †	Investor Presentation dated November 2021
99.3	Audited consolidated financial statements of Ventus Holdings, LLC and subsidiaries as of and for the years ended December 31, 2020 and 2019; unaudited condensed consolidated financial statements of Ventus Holdings, LLC and subsidiaries as of and for the six months ended June 30, 2021 and 2020
99.4	Unaudited pro forma condensed combined balance sheet as of June 30, 2021 and unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2021 and the year ended September 30, 2020 of Digi and Ventus
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

*	Pursuant to Item 601(a)(5) of Regulation S-K, the exhibits and schedules to Exhibit 10.1 have been omitted from this report and will be furnished supplementally to the Commission upon request.
†	Filed with Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 18, 2022

DIGI INTERNATIONAL INC.

By:	/s/ James J. Loch
James J. Loch
Senior Vice President, Chief Financial Officer and Treasurer